U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 13, 2004


                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

 DELAWARE                            0-21743                      36-3680347
--------------------------------------------------------------------------------
(State or Other              (Commission File Number)           (IRS Employer
 Jurisdiction                                                Identification No.)
 Incorporation)



 2201 SECOND STREET, SUITE 402, FORT MYERS, FLORIDA                    33901
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


               (239) - 337-3434______
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(Registrant's Telephone Number, including Area Code)


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                ITEM 2.01 - ACQUISITION OR DISPOSITION OF ASSETS.

BUSINESS DEVELOPMENT AGREEMENT

     On September 10, 2004, NeoMedia Technologies, Inc. (the "Company") and iPoint-media Ltd. ("iPoint-media") of Tel Aviv, Israel, entered into a business development agreement whereby the Company will provide the following services to iPoint:

     - The Company and iPoint-media will jointly pursue select opportunities in the areas of distributing video, audio and data over an interactive broadband media access platform.

     - The Company may serve as a reseller of iPoint-media's products and services in North America on a non-exclusive basis with special focus on the government (including state and local).

     - The Company will seek to introduce iPoint-media to The Company's other channel and alliance partners which may have interest in doing business with iPoint-media.

          o The Company and iPoint-media will reciprocate contracts to each of the respective parties' partners and clients for opportunities of synergy where reseller of finder's fee compensation may apply.

          o The Company will make available appropriate resources for market analysis and tactical evaluations for achieving business goals surrounding iPoint-media operations in North America.

          o    The  Company   will   provide   resources   in  order  to  market
               iPoint-media technology in strategic industry verticals including government and telecommunications.

          o The Company will contribute sales activities, both conceptual/planning and direct, for iPoint-media products including branding and repackaging initiatives, if desired by iPoint, to further advance distribution of the iPoint-media product suite.

          o    The Company will supply  resources to manage accounts and perform
               post  sale  support   activities  for   iPoint-media   technology
               implementations.

     - Where appropriate, the Company will support iPoint-media's efforts to assist in securing approvals for iPoint-media's technology within appropriate government and industry standards groups.

     In exchange for entering into the service agreement, the Company received 7% ownership in iPoint.


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


INVESTMENT IN IPOINT

     In addition to the business development agreement, the Company acquired an additional 10% ownership of iPoint-media for $1 million cash.

ABOUT IPOINT-MEDIA

     iPoint-media was founded in April 2001 as a spin off from Imagine Visual Dialog LTD, whose shareholders include Israeli-based Nisko group, a leading Israeli holding company, Singapore-based Keppel T&T, and marketing and advertising group WPP. iPoint-media specializes in Customer Interaction Management and is the world's 1st developer of IP Video Call Centers for Deutsche Telecom. Muki Geller, the founder of Imagine Visual Dialog, is the founder, President & CEO of iPoint-media. iPoint-media is located in Tel Aviv, Israel, with a European customer support center in The Netherlands. iPoint-media's mission is to become the video access platform and application engine of choice for service providers.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   NeoMedia Technologies, Inc.
                                                        (Registrant)


Date: September 13, 2004                           By: /s/ Charles T. Jensen
                                                      --------------------------
                                                      Charles T. Jensen
                                                      President, Chief Operating
                                                      Officer, Chief Executive
                                                      Officer and Director


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                                  EXHIBIT INDEX

Exhibit
Document
--------
  2.1          Press release dated September 13, 2004

  2.2 Form of Business Development Agreement between NeoMedia and iPoint-media

  2.3          Form of Investment Agreement between NeoMedia and iPoint-media

  2.4 Form of Registration Rights Agreement between NeoMedia and iPoint-media

  2.5          Form  of   Indemnification   Agreement   between   NeoMedia   and
               iPoint-media


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